UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023 (February 2, 2023)

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597		47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1 Vista Way	Anoka	MN	55303
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Vista Outdoor Inc. (the “Company”) filed with the Securities and Exchange Commission February 2, 2023 (the “Original Form 8-K”), which reported the resignation of Christopher T. Metz as Chief Executive Officer and as a director of the Company, effective as of February 1, 2023, and the appointment of Gary L. McArthur as interim Chief Executive Officer of the Company, effective as of February 1, 2023. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment is being filed solely to provide information called for in Item 5.02(c)(3) of Form 8-K that had not been determined at the time of filing of the Original Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
As previously reported, the Board of Directors (the “Board”) of the Company has appointed Gary L. McArthur, an independent member of the Board prior to his appointment, to serve as interim Chief Executive Officer of the Company, effective as of February 1, 2023, while the Board undertakes a search to identify the Company’s next Chief Executive Officer.

In consideration of Mr. McArthur’s service as interim Chief Executive Officer of the Company, Mr. McArthur will receive a base salary of $90,000 per month, effective as of February 1, 2023 and continuing during such time as he serves as the Company’s interim Chief Executive Officer. In addition, on February 16, 2023, Mr. McArthur received a grant of restricted stock units under the Company’s Stock Incentive Plan having a grant date value equal to approximately $600,000, which units will vest in one installment on the first anniversary of the grant date.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

		By:	/s/ Andrew Keegan
		Name:	Andrew Keegan
		Title:	Vice President and Chief Financial Officer (Interim)

Date:	February 17, 2023

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